GOLDMAN SACHS TRUST II

Supplement dated August 9, 2018 to the current Prospectuses and Statements of Additional Information (“SAIs”) for the Goldman Sachs Multi-Manager Alternatives Fund, Goldman Sachs GQG Partners International Opportunities Fund, Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, Goldman Sachs Target Date 2060 Portfolio (each, a “Fund” and, collectively, the “Funds”)

This supplement describes certain changes to the features of Class A and Class C Shares (as applicable) of the Funds. Namely, (1) Class C Shares will now be converted automatically to Class A Shares ten years after the purchase date subject to the terms of the Prospectus and (2) shareholders purchasing Fund shares through Ameriprise Financial or Morgan Stanley Wealth Management may be eligible for certain sales charge waivers and discounts.

I.	Changes to Class C Share Conversion Policy (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs GQG Partners International Opportunities)

Class C Shares of the Funds are sold through intermediaries to retail investors. Currently, shareholders may exchange their Class C Shares for Class A Shares of the same Fund after ten years without imposition of a front end sales charge or contingent deferred sales charge, subject to the terms of the Prospectus and SAI. The Board of Trustees of Goldman Sachs Trust II has approved a new feature for Class C Shares such that Class C Shares will now be converted automatically to Class A Shares ten years after the purchase date. These conversions will occur quarterly, with the first conversion occurring in September 2018.

Accordingly, effective immediately, the following changes are made to each Fund’s disclosure:

A.

In the “Shareholder Guide” section of the Prospectus, the heading “A Common Question Applicable to the Purchase of Class C Shares” is revised to “Common Questions Applicable to the Purchase of Class C Shares.”

B.	In the “Shareholder Guide” section of the Prospectus, the following is added to the end of the section titled “Common Questions Applicable to the Purchase of Class C Shares”:

What Should I Know About The Automatic Conversion Of Class C Shares?

Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the Fund on or about the fifteenth day of the last month of the quarter that is ten years after the purchase date. No sales charges or other charges will apply in connection with any conversion.

If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of the Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Effective on or about September 17, 2018, new employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which have this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.

If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.

C.	The paragraph titled “Class C Exchanges” is removed from the “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” section of the SAI.

II.	Changes to Intermediary-Specific Sales Charge Policies (Each Fund)

Goldman Sachs Trust II, on behalf of the Funds, has established certain sales charge waivers and discounts applicable to investors who purchase Class A and Class C Shares of the Funds. Investors who purchase or redeem shares of the Funds through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”) may also be eligible for different or additional sales charge waivers and discounts, as implemented by an Intermediary.

Effective immediately, the following is added to the Appendix titled “Additional Information About Sales Charge Variations, Waivers and Discounts” in each Fund’s Prospectus:

AMERIPRISE FINANCIAL

Effective June 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Ameriprise Financial

⬛

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

⬛	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
⬛

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

⬛	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
⬛

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

⬛	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
⬛

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

⬛	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption,

(2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

⬛

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

⬛	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
⬛	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
⬛	Shares purchased through a Morgan Stanley self-directed brokerage account
⬛

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

⬛

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

This Supplement should be retained with your Prospectus and SAI for future reference.

GSTIIACSTK 08-18